UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

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Lakeland Industries, Inc.
(Name of Registrant as Specified in Its Charter)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008
__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Item 7.01	Regulation FD Disclosure.

On May 16, 2008, Lakeland Industries, Inc. (the “Company” or “Lakeland”) issued a press release announcing that, at its 2008 Annual Meeting of Stockholders, it intends to seek stockholder approval for the repeal of the supermajority voting requirements applicable to certain business combinations that are currently contained in its Restated Certificate of Incorporation.  If Lakeland’s charter amendment proposal is approved by its stockholders, except in  certain limited situations where Delaware law provides otherwise, only a simple majority vote of the issued and outstanding shares will be required to approve business combinations involving Lakeland.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.  The information in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into Lakeland’s filings under the Securities Act or the Exchange Act.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

The following have been filed as exhibits to this Form 8-K:

99.1	Press Release dated May 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date May 16, 2008	/s/ Christopher J. Ryan
Christopher J. Ryan
President & CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 16, 2008.